Exhibit 10.1


                      REVOLVING LOAN AND SECURITY AGREEMENT

     This Revolving Loan and Security Agreement ("Agreement") is entered into this date by and between One World Online.com, Inc., a Nevada corporation ("Borrower") and Tradeco Corp., a Utah corporation ("Lender").

     WHEREAS, the Lender is a stockholder and affiliate of the Borrower and both the Lender and the Borrower believe that it is in their mutual interest to enter into this Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Section 1. Periodic Loans. During the term hereof, Lender hereby agrees to make periodic loans (collectively and individually, the "Loans") to the Borrower in an aggregate principal amount at any one time outstanding not to exceed TWO MILLION DOLLARS ($2,000,000) ("Maximum Amount"). Beginning on the date hereof and ending on the twelve month anniversary hereof, unless terminated earlier pursuant to the default provisions of this Agreement, from time to time Borrower may notify the Lender of its need to borrow funds pursuant to this Agreement. Within five business days of receipt of such notice from the Borrower seeking to borrow funds, the Lender shall forward such funds to the Borrower up to, but not in excess of, the Maximum Amount. All amounts lent hereunder shall be evidenced by ten percent (10%) convertible promissory notes in substantially the same form as attached hereto as Exhibit "A" (the "Notes"). Borrower shall deliver to Lender Notes in the principal amount of funds lent on each date that Lender provides funds to Borrower hereunder.

Section 2. Finance Charges. All principal and interest then outstanding shall bear interest at the rate of ten percent (10%) per annum. In addition, as consideration Lender shall be entitled to warrants to acquire one share of the Company's common stock for every two ($2) in funds (excluding interest) lent by Lender to Borrower hereunder. Said warrants shall be exercisable at $5.50 per share for a period ending on the five year anniversary of the date of grant and shall otherwise be in substantially the same form as attached hereto as Exhibit "B."

Section 3. Payments. All principal and interest outstanding on the twelve month anniversary hereof shall be due and payable by the Borrower to the Lender in a single balloon payment on January 15, 2002. The Borrower may, from time to time, in the Borrower's discretion, make one or more periodic payments to the Lender. Such payments shall be credited to the Borrower's account on the date that such payment is physically received by the Lender. Such payments shall be applied first to the interest outstanding, and then to the principal outstanding.

Section 4.     Conditions Precedent.

                  4.1. The obligation of Lender to disburse all or any part of the Loan under this Agreement is subject to the satisfaction, on or before each date funds are lent hereunder, of all the conditions set out below in this Section 4. Lender may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Lender of any of its other rights or remedies, at law or in equity, if Borrower shall be in default of any of its representations, warranties, or covenants under this Agreement.

         4.2 From the date hereof to the date of each disbursement, there shall not have been any material adverse change in the financial condition or the results of operations of Borrower, and Borrower shall not have sustained any material loss or damage to its assets, whether or not insured, that materially affects its ability to conduct a material part of its business.

         4.3 No action, suit, or proceeding before any court or any governmental body or authority pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened on or before the date of disbursement.

         4.4 The execution and delivery and performance of this Agreement and any note or other instrument or agreement required under this Agreement by Borrower shall have been duly authorized by all necessary corporate action, and Lender shall have received copies of all resolutions pertaining to that authorization, certified by the secretary of Borrower as being in full force and effect on the date of first disbursement.

Section 5.     Subordination.

         5.1 The rights of the Lender to repayment of principal and interest, and in any secrutiy interest granted hereunder, shall be subordinated to:

               A.the principal, accrued and unpaid interest and other amounts owing on (i) any secured indebtedness of the Borrower for obligations that are outstanding on the date of this Agreement and (ii) obligations of the Borrower under any agreement to lease, or for the lease of, any real or personal property, whether outstanding on the date of this Agreement or thereafter created, incurred or assumed, and

               B. modifications, renewals, extensions, and refundings of any such indebtedness, liabilities, or obligations; unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness, liabilities, or obligations or such modification, renewal, extension, or refunding thereof, or the obligations of the Borrower pursuant to such a guarantee, are not superior in right of payment to this Agreement.

         5.2 At the request of Borrower, Lender shall execute, acknowledge and deliver to Borrower, or to parties to whom this subordination provision applies, a written acknowledgment of this subordination.

Section 6. Grant of Security Interest. Subject to Section 5, Borrower hereby grants and conveys to Lender a security interest in the following described property of Borrower, whether now owned or hereafter acquired:

               A. All accounts, goods, equipment, fixtures, and inventory;

               B. All money, cash, instruments (including checks and promissory notes), documents of title, chattel paper, and utility and security deposits;

               C. All deposit accounts and all amounts on deposit with any banks or other financial institutions, and all amounts owed or becoming owed on account of credit card sales and collections, including, without limitation, all amounts due under merchant bankcard or similar agreements; and

               D. All securities, shares of stock and ownership interests in other business entities, including any affiliates or subsidiaries of the Borrower; and

               E. All cash and non-cash proceeds and products of the foregoing;

     hereinafter collectively referred to as the "Collateral;"

     For the purpose of securing the payment of the Notes, and the payment and performance of all obligations and covenants contained in the Notes, in this Agreement, or in any other instrument securing the Notes or relating to the obligations of the Borrower thereunder (hereinafter referred to as the "Indebtedness").

Section 7.     Debtor's Covenants.

         7.1 The Borrower will not dispose of, transfer, or conceal any of the Collateral, excepting only transfers in the ordinary course of business.

         7.2 The Borrower shall pay when due any and all taxes assessed on the Collateral.

Section 8. Default Provisions. The occurrence of one or more of the following events shall constitute an event of default:

               A. If the Borrower fails to pay any sum when due under one or more of the Notes, or any other event of default occurs with respect to the Indebtedness.

               B. Failure of the Borrower to comply with or perform any of the terms, covenant, and conditions of this Agreement.

               C. If any levy, attachment, garnishment, lien, execution or other process is issued against or otherwise attaches to the Collateral, whether for taxes or any other debt or claim and whether or not any such attachment or other process is issued before or after entry of judgment.

               D. If the Borrower ceases conducting business, dissolves, terminates its existence, becomes insolvent, files a voluntary petition for bankruptcy, has filed against it an involuntary petition in bankruptcy that is not dismissed within sixty (60) days of the filing date, or is the subject of an assignment for the benefit of creditors.

               E. If any representation by the Borrower, then, in connection with this Agreement, the Notes, or any other related instrument, whether made before or after execution of this Agreement, was false in any material respect when made.

Section 9. Remedies. Upon default, the Lender shall have the following rights, in addition to any other rights afforded by law:

               A. The Borrower agrees that notice of any disposition of or use of the Collateral shall be deemed commercially reasonable and to have been given to and received by the Borrower if transmitted by certified mail, return receipt requested, at least fourteen (14) days prior to the proposed disposition or use. The Borrower further agrees that any public sale of the Collateral, or any portion thereof, may be postponed by the Lender (or its agent) for a period of not to exceed seven days, by announcement at the time and place of the sale, without need to re-notice or advertise. Notwithstanding the foregoing, the Lender shall not be required to dispose of the Collateral or any portion thereof by public auction.

               B. Lender shall be entitled to notify any account debtor, any obligor on an instrument, and any other person in custody or control of any of the Collateral (including all banks and financial institutions holding funds of the Borrower), to make payments on and/or to deliver the Collateral to Lender or its Agent.

Section 10. Acceleration. At the option of the Lender, and without demand or notice, all principal and any unpaid interest shall become immediately due and payable upon a default as set forth in Section 8 above.

Section 11.    Miscellaneous.

         11.1 The Borrower shall pay to the Lender, on demand, any and all expenses, including attorney's fees, incurred or paid by Lender in protecting or enforcing its rights upon or under the Notes or the Collateral, and such expenses are secured hereunder. If the Borrower shall default in the performance of any of the provisions of this Agreement, Lender may cure the default for the Borrower's account, and any monies expended in doing so shall be paid on demand, together with interest from the date expended at twelve percent (12%) per annum.

         11.2 The Borrower agrees to execute and deliver such financing statements, certificates of title or other evidence of title or ownership, and other instruments as Lender may reasonably request in order to perfect or protect the security interest granted hereunder. A copy of this Agreement may be filed as a financing statement.

         11.3 This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in this Agreement. All prior and contemporaneous agreements, representations and understandings of the parties, oral or written, are superseded by and merged in this Agreement. No supplement, modification or amendment of this Agreement shall be binding unless in writing and executed by the Borrower and the Lender.

         11.4 The provisions of this Agreement shall be binding upon the Borrower, its legal representatives, successors or assigns, and shall be for the benefit of the Lender and its respective successors and assigns.

         11.5 The headings of this Agreement are for purposes of reference only and shall not limit or define the meaning of any provision of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

         11.6 If any action is brought by either party in respect to its rights under this Agreement, or to obtain an interpretation thereof, the prevailing party shall be entitled to reasonable attorneys' fees and court costs as determined by the court.

         11.7 No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver be a continuing waiver. Except as expressly provided in this Agreement, no waiver shall be binding unless executed in writing by the party making the waiver. Either party may waive any provision of this Agreement intended for its benefit; provided, however, such waiver shall in no way excuse the other party from the performance of any of its other obligations under this Agreement.

         11.8 This Agreement shall be governed by the laws of the State of Utah. Any legal action to enforce or obtain an interpretation of this Agreement may be filed in the Fourth Judicial District Court of Utah County, or the Third Judicial District Court of Salt Lake County, and the parties consent to the exercise of personal over them by said courts.

Section 12. Notices; Addresses. Any notices required or permitted hereunder shall be in writing and shall be given by personal delivery; by deposit in the United States mail, certified mail, return receipt requested, postage prepaid; or by established express delivery service, freight prepaid. Notices shall be delivered, addressed, or transmitted to the parties at the following addresses, which may be changed by a notice given to the other party in accordance with this Section. The date notice is deemed to have been given, received and become effective shall be the date on which the notice is delivered, if notice is given by personal delivery, two (2) days following the date of deposit in the mail, if the notice is sent through the United States mail, or the date of actual receipt, if the notice is sent by express delivery service.

                  The Borrower's address is:

                  One World Online.Com, Inc.
                  Attn. Chief Financial Officer
                  4778 North 300 West, Suite 200
                  Provo, Utah 84604
                  Telephone:        801-852-3540
                  Fax:              801-852-3550

                  The Lender's address, and the address from which information respecting this security interest may be requested, is:

                  Tradeco Corp.
                  1065 West 1150 South
                  Provo UT 84601

     IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the 30th day of October, 2000.

"BORROWER"                                                   "LENDER"
ONE WORLD ONLINE.COM, INC.,                                  TRADECO CORP.
a Nevada corporation                                         a Utah corporation
Federal Empl. ID No. 87-0411771

By /s/ David N. Nemelka                                  By /s/ David N. Nemelka
   ____________________                                     ____________________
   Its President                                            Its President

                                    EXHIBIT A

                           ONE WORLD ONLINE.COM, INC.,
                              a Nevada corporation

                     10% SECURED CONVERTIBLE PROMISSORY NOTE

No. ________                                                   $____________ USD

NEITHER THIS PROMISSORY NOTE NOR THE UNDERLYING COMMON SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), OR UNDER ANY OTHER APPLICABLE STATE SECURITIES LAWS. NEITHER THIS PROMISSORY NOTE NOR ANY COMMON SHARES ISSUED PURSUANT TO ITS CONVERSION PROVISION MAY BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

         1. Promise to Pay. One World Online.Com, Inc., a Nevada corporation ("Corporation"), for value received, hereby promises to pay to _____________________, ("Holder"), the principal sum of ____________________
Dollars ($____________), with interest at the rate of ten percent (10%) per annum until this Note has been paid in full or converted pursuant to the provisions hereof.

         2. Payments. Principal shall be due and payable in a single balloon payment on January 15, 2002 (the "Maturity Date"). Payments shall be made in lawful money of the United States of America to Holder at the address provided to the Corporation by the Holder, as appears on this instrument below or at such other addresses as sent by Holder to the Corporation by certified U.S. mail at least twenty (20) days before said payment date.

         3. Default. The occurrence of one or more of the following events shall constitute an event of default:

               3.1 The nonpayment of the principal and/or interest of this Note when the same shall have become due and payable.

               3.2 Filing by the Corporation of a petition in bankruptcy or seeking reorganization, arrangement, adjustment, or composition of or in respect of the Corporation's debts, whether under the United States Bankruptcy Code or any other applicable federal or state law; entry of an order for relief under the United States Bankruptcy Code, whether pursuant to a voluntary or involuntary petition; the filing of an involuntary petition seeking adjudication of the Corporation as a debtor under the United States Bankruptcy Code or similar federal law, if said petition is not dismissed within sixty (60) days; entry of a decree or order appointing a receiver, liquidator, assignee, or trustee of the Corporation, or any substantial part if its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) days; or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Corporation in furtherance of any such action.

               3.3 Default by the Corporation under the Revolving Loan and Security Agreement, which default is not cured within ten (10) days of written notice thereof (or within such longer cure period as allowed by the Revolving Loan and Security Agreement).

         4. Acceleration. At the option of the Holder, and without demand or notice, all principal and any unpaid interest shall become immediately due and payable upon a default as set forth in Section 3 above.

         5. Conversion Privilege. The Holder of this Note shall have the right, at Holder's option, at any time prior to the Maturity Date, and thereafter with the consent of the Corporation, to convert the principal and accrued, but unpaid, interest of this Note into common shares of the Corporation ("Common Shares"), at the Conversion Price. The "Conversion Price" means the lesser of (i) $3.50 per share or (ii) the average of the average closing bid price of the Corporation's Common Shares quoted on the Nasdaq Stock Market System or reported on the NASD's OTC Bulletin Board during the ten trading days preceding the conversion date, subject to a minimum conversion price of one dollar ($1). The Holder must convert all of the principal and accrued interest if any is converted. In order to convert, the Holder must surrender this Note to the Corporation at the Corporation's principal offices and the Corporation shall, as promptly as practicable after the surrender, deliver to the Holder a certificate or certificates representing the number of fully paid and nonassessable Common Shares of the Corporation into which this Note may be converted. Fractional shares shall not be issued, but the conversion price of such fractional share will be paid in cash to the Holder. No payment or adjustment shall be made upon any conversion with respect to any dividend on the common stock delivered upon conversion.

         6. Call By Corporation. Provided that this Note has not been converted pursuant to the provisions hereof, the Corporation may at its sole discretion call this Note for payment at any time prior to the Maturity Date, by the delivery of a notice of such call to the Holder hereof. The Holder shall have a 30-day period after the Corporation gives notice of the call to convert the Holder's Note pursuant to Section 5 hereof. Unless so converted, the Corporation shall pay to the Holder the principal and accrued, but unpaid, interest due as of the expiration of Holder's conversion right (i.e., 30 days after notice of the call has been sent to Holder), in exchange for which Holder shall deliver this Note to the Corporation.

         7.       Effect of Mergers, etc. on Conversion Privilege.

               7.1 In case of any capital reorganization, or of any reclassification of the common shares of the Corporation or in case of the consolidation or merger of the Corporation with or into any other corporation or of the sale, lease or other disposition of the properties and assets of the Corporation as, or substantially as, an entirety to any other corporation, each Note shall, after such capital reorganization, reclassification of common shares, consolidation, merger or sale, lease, or other disposition, be convertible into the kind and amount of shares or other securities or property (including cash) to which the holder of the number of common shares deliverable (immediately prior to the time of such capital reorganization, reclassification of common shares, consolidation, merger, sale, lease, or other disposition) upon conversion of such Note would have been entitled upon such capital reorganization, reclassification of common shares, consolidation, merger, sale, lease, or other disposition.

               7.2 In any such event, effective provision shall be made, in the certificate or articles of incorporation of the resulting or surviving corporation, in any contracts of sale and conveyance, or otherwise so that, so far as appropriate and as nearly as reasonably may be, the provisions set forth herein for the protection of the rights of the Holder of this Note shall thereafter be made applicable.

               7.3 Whenever the number or kind of securities purchasable upon conversion of this Note shall be adjusted as required by the provisions of this
Section 7, the Corporation shall forthwith file with its Secretary or Assistant Secretary at its principal office an officer's certificate showing the adjusted number of kind of securities purchasable upon conversion of this Note determined as herein provided and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustments. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Corporation shall, forthwith after each such adjustment, mail by certified mail a copy of such certificate to the Holder.

               7.4 So long as this Note shall be outstanding, if the Corporation shall propose to take any action that would cause an adjustment to be made pursuant to this Section 7, the Corporation shall mail by certified mail to the Holder, at least 15 days prior to the day on which such adjustment would become effective, a notice setting forth in reasonable detail the action to be so taken.

         8. Corporation to Reserve Common Shares. The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued common shares, or its issued common shares held in its treasury, or both, for the purpose of effecting conversions of Notes, the full number of common shares then deliverable upon the conversion of all outstanding Notes not theretofore converted; and if at any time the number of authorized but unissued common shares shall not be sufficient to effect the conversion of all said outstanding Notes, the Corporation will take such corporate action as may in the opinion of its counsel be necessary to increase its authorized but unissued common shares to such number of shares as shall be sufficient for that purpose.

         9. Restrictions on Transfer. This Note has not been registered under the Securities Act of 1933. This Note, or any right hereunder, may not be enforced against the Corporation by any Holder, except the original Holder herein, and the Corporation shall not be obligated to recognize any purported transferee or assignee, (i) unless there is an effective registration covering the Note or underlying right under the Securities Act of 1933 and applicable state securities laws, (ii) unless the Corporation receives an opinion of an attorney, licensed to practice within the United States, that the transfer of the Note, or any underlying right, complies with the requirements of the Securities Act of 1933 and any relevant state securities law, or (iii) unless the transfer is made pursuant to Rule 144 under the Securities Act of 1933. Any permitted transferee or assignee shall be subject to the restrictions and to the terms of this Note and the Revolving Loan and Security Agreement, and the Corporation may require said transferee or assignee to execute and deliver such further instruments evidencing or acknowledging the same.

         10. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Corporation, either at law or equity, unless and until Common Shares are issued pursuant to the conversion provisions hereof.

         11. Notices. Any notices required or permitted hereunder shall be in writing and shall be given by personal delivery; by deposit in the United States mail, certified mail, return receipt requested, postage prepaid; or by established express delivery service, freight prepaid. Notices shall be delivered, addressed, or transmitted to the Corporation and to Holder at the following addresses, which may be changed by a notice given to the other party in accordance with this Section. The date notice is deemed to have been given, received and become effective shall be the date on which the notice is delivered, if notice is given by personal delivery, two (2) days following the date of deposit in the mail, if the notice is sent through the United States mail, or the date of actual receipt, if the notice is sent by express delivery service.

                  The Corporation's address is:

                  One World Online.Com, Inc.
                  Attn. Chief Financial Officer
                  4778 North 300 West, Suite 200
                  Provo, Utah 84604
                  Telephone:        801-852-3540
                  Fax:              801-852-3550


                  The Holder's address is:

                  ____________________________
                  ____________________________
                  ____________________________
                  ____________________________

         12.      Miscellaneous.

               12.1 This Note is one of a series of 10% Secured Convertible Promissory Notes (the "Notes") issued by the Corporation, which Notes total an aggregate amount of not more than Two Million Dollars (U.S.) ($2,000,000 USD). The obligations of the Corporation under the Notes are secured by a Revolving Loan and Security Agreement, and the rights and duties of the Corporation and Holder are subject to the terms of the Revolving Loan and Security Agreement.

               12.2 The headings of this Note are for purposes of reference only and shall not limit or define the meaning of any provision of this Note.

               12.3 If suit or action is instituted in connection with any controversy arising out of this Note, or in the enforcement of any rights hereunder, the prevailing party shall be entitled to recover in addition to costs such sums as the court may adjudge as reasonable attorney's fees, including attorney's fees incurred in any appeal.

               12.4 This Note shall be governed by the laws of the State of Utah. Any legal action to enforce or obtain an interpretation of this Note may be filed in the Fourth Judicial District Court of Utah County, or the Third Judicial District Court of Salt Lake County, and the parties consent to the exercise of personal over them by said courts.

               12.5 In computing any period of time pursuant to this Note, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday, or legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday, or legal holiday.

               12.6 Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

     IN WITNESS WHEREOF, this Note is executed by One World Online.Com, Inc, to be effective as of the _____ day of _______________, 2000.

                                                     ONE WORLD ONLINE.COM, INC.,
                                                     a Nevada corporation


                                                     By_________________________
                                                        ________________________
                                                        Its President

STATE OF UTAH              )
                                    ss:
COUNTY OF UTAH             )

     On this ____ day of ______________,  2000, before me appeared ____________, to me personally known, who being duly sworn did say that he/she is the President of One World Online.Com, Inc., the within named corporation, and that the instrument was signed in behalf of said corporation and acknowledged the instrument to be the free act and deed of the corporation.

                                                     ___________________________
                                                     NOTARY PUBLIC
My Commission Expires:                      Residing at: _______________________
_________________________

                                    EXHIBIT B


THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE.

                           ONE WORLD ONLINE.COM, INC.

               Incorporated Under the Laws of the State of Nevada

No. - _________                                           _________ Common Stock
                                                               Purchase Warrants


                          CERTIFICATE FOR COMMON STOCK
                                PURCHASE WARRANTS


         1. Warrant. This Warrant Certificate certifies that , or registered assigns (the "Registered Holder"), is the registered owner of the above indicated number of Warrants expiring on the Expiration Date, as hereinafter defined. One (1) Warrant entitles the Registered Holder to purchase one (1) share of the common stock, $.001 par value per share (a "Share"), of One World Online.Com, Inc., a Nevada corporation (the "Company"), from the Company at a purchase price of $5.50 per share (the "Exercise Price") at any time during the Exercise Period, as hereinafter defined, upon surrender of this Warrant
Certificate with the exercise form hereon duly completed and executed and accompanied by payment of the Exercise Price at the principal office of the Company.

         Upon due presentment for transfer or exchange of this Warrant Certificate at the principal office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate, subject to the limitations provided herein, upon payment of any tax or governmental charge imposed in connection with such transfer. Subject to the terms hereof, the Company shall deliver Warrant Certificates in required whole number denominations to Registered Holders in connection with any transfer or exchange permitted hereunder.

         2. Restrictive Legend. Each certificate representing Shares issued upon exercise of a Warrant, unless such Shares are then registered under the Securities Act of 1933, as amended (the "Act"), shall bear a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE.

         3. Exercise. Subject to the terms hereof, the Warrants, evidenced by this Warrant Certificate, may be exercised at the Exercise Price in whole or in part at any time during the period (the "Exercise Period") commencing on the date hereof and terminating on the five year anniversary of the date of grant (the "Expiration Date"). The Exercise Period may also be extended by the Company's Board of Directors.

         A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender to the Company at its principal offices of this Warrant Certificate with the exercise form attached hereto executed by the Registered Holder and accompanied by payment to the Company, in cash, wire transfer, or by official bank or certified check, of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

                  In lieu of payment of the Exercise Price in cash, the Registered Holder shall have the right at any time and from time to time to exercise the Warrants in full or in part by surrendering the Warrant Certificate in the manner specified above in exchange for the number of Shares equal to the product of (a) the number of shares to which the Warrants are being exercised multiplied by (b) a fraction, the numerator of which is the Market Price (as defined below) of the Company's common stock less the Exercise Price and the denominator of which is such Market Price (a "Cashless Exercise").

         As used herein, the term "Market Price" at any date shall be deemed to be the average of the last reported sale prices for the last fifteen (15)
trading days as officially reported by the principal securities exchange on which the Company's common stock is listed or admitted to trading during said period, or, if the Company's common stock is not listed or admitted to trading on any national securities exchange during said period, the average closing bid price of the common stock on the Nasdaq Stock Market System or reported on the NASD's OTC Bulletin Board or, if the Company's common stock is not quoted on Nasdaq or the OTC Bulletin Board, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

         The person entitled to receive the Shares issuable upon exercise of a Warrant or Warrants ("Warrant Shares") shall be treated for all purposes as the holder of such Warrant Shares as of the close of business on the Exercise Date. The Company shall not be obligated to issue any fractional share interests in Warrant Shares issuable or deliverable on the exercise of any Warrant or scrip or cash with respect thereto, and such right to a fractional share shall be of no value whatsoever. If more than one Warrant shall be exercised at one time by the same Registered Holder, the number of full Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full shares issuable on such exercise.

         Promptly, and in any event within ten business days after the Exercise Date, the Company shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates for the number of Warrant Shares deliverable on such exercise.

         The Company may deem and treat the Registered Holder of the Warrants at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Warrants shall not entitle the Registered Holder thereof to any of the rights of shareholders or to any dividend declared on the Shares unless the Registered Holder shall have exercised the Warrants and thereby purchased the Warrant Shares prior to the record date for the determination of holders of Shares entitled to such dividend or other right.

         4. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of shares as shall then be issuable on the exercise of outstanding Warrants. The Company covenants that all Warrant Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

         The Registered Holder shall pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect to the issuance, transfer or delivery of any Warrant Shares on exercise of the Warrants. In the event the Warrant Shares are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate, no such delivery shall be made unless the person requesting the same has paid the amount of any such taxes or charges incident thereto.

         5. Registration of Transfer. The Warrant Certificates may be transferred in whole or in part, provided any such transfer complies with all applicable federal and state securities laws and, if requested by the Company, the Registered Holder delivers to the Company an opinion of counsel to that effect, in form and substance reasonably acceptable to the Company. Warrant

Certificates to be transferred shall be surrendered to the Company at its principal office. The Company shall execute, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the transfer shall be entitled to receive.

         The Company shall keep transfer books at its principal office or at the office of its warrant agent which shall register Warrant Certificates and the transfer thereof. On due presentment of any Warrant Certificate for registration of transfer at such office, the Company shall execute, issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants. All Warrant Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

         All Warrant Certificates so surrendered, or surrendered for exercise, or for exchange in case of mutilated Warrant Certificates, shall be promptly cancelled by the Company and thereafter retained by the Company until the Expiration Date. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder of any Warrant Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the Company shall not be affected by any notice to the contrary.

         6. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of and the loss, theft, destruction or mutilation of this Warrant Certificate, the Company shall execute and deliver, in lieu thereof, a new Warrant Certificate representing an equal aggregate number of Warrants. In the case of loss, theft or destruction of any Warrant Certificate, the individual requesting issuance of a new Warrant Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event a Warrant Certificate is mutilated, such Certificate shall be surrendered and cancelled by the Company prior to delivery of a new Warrant Certificate. Applicants for a new Warrant Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

         7.    Redemption. The Company has no right to redeem the Warrants.

         8. Adjustment of Shares. The number and kind of securities issuable upon exercise of a Warrant shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  (a) Stock Splits, Stock Combinations and Certain Stock Dividends. If the Company shall at any time subdivide or combine its outstanding Shares, or declare a dividend in Shares or other securities of the Company convertible into or exchangeable for Shares, a Warrant shall, after such subdivision or combination or after the record date for such dividend, be exercisable for that number of Shares and other securities of the Company that the Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately before such event. Any adjustment under this Section 8 (a) shall become effective at the close of business on the date the subdivision, combination or dividend becomes effective.

                  (b) Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable upon exercise of a Warrant) or in case the Company (or any such other corporation) shall merge into or with or consolidate with another corporation or convey all or substantially all of its assets to another corporation or enter into a business combination of any form as a result of which the Shares or other securities receivable upon exercise of a Warrant are converted into other stock or securities of the same or another corporation, then and in each such case, the Registered Holder of a Warrant, upon exercise of the purchase right at any time after the consummation of such reorganization, consolidation, merger, conveyance or combination, shall be entitled to receive, in lieu of the Shares or other securities to which such Registered Holder would have been entitled had he exercised the purchase right immediately prior thereto, such stock and securities which such Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately prior to such event.

         In each case of an adjustment in the Shares or other securities receivable upon the exercise of a Warrant, the Company shall promptly notify the Registered Holder of such adjustment. Such notice shall set forth the facts upon which such adjustment is based.

         9. Reduction in Exercise Price at Company's Option. The Company's Board of Directors may, at its sole discretion, reduce the Exercise Price of the Warrants in effect at any time either for the life of the Warrants or any shorter period of time determined by the Company's Board of Directors. The Company shall promptly notify the Registered Holders of any such reduction in the Exercise Price.

         10. Notices. All notices, demands, elections, or requests (however characterized or described) required or authorized hereunder shall be deemed given sufficiently if in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by facsimile or telegram to the Company, at its principal executive office, and of the Registered Holder, at the address of such holder as set forth on the books maintained by the Company.

         11. General Provisions. This Warrant Certificate shall be construed and enforced in accordance with, and governed by, the laws of the State of Nevada. Except as otherwise expressly stated herein, time is of the essence in performing hereunder. The headings of this Warrant Certificate are for convenience in reference only and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the ____ day of ________, 2000.

ONE WORLD ONLINE.COM, INC.



By _________________________________              By ___________________________
   SecretaRy                                         President

         ONE WORLD ONLINE.COM, INC.

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JR TEN - as joint tenants with right of survivorship and not as tenants in common
         UNIF TRANS MIN ACT - ____________ (Custodian for Minor) as custodian for __________ (name of minor) under the Uniform Transfers to Minors Act

Additional abbreviations may also be used though not in the above list.

                               FORM OF ASSIGNMENT

              (To be Executed by the Registered Holder if He or She
                   Desires to Assign Warrants Evidenced by the
                           Within Warrant Certificate)

         FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _____________________________ _____________________ (_______)
Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint _____________________ __________________
Attorney to transfer the said Warrants evidenced by the within Warrant Certificates on the books of the Company, with full power of substitution.


Dated:____________________                           ___________________________
                                                              Signature

Notice: The above signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature Guaranteed:  __________________________________________


SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                      FORM OF ELECTION TO PURCHASE FOR CASH

             (To be Executed by the Holder if he Desires to Exercise
                 Warrants Evidenced by the Warrant Certificate)

To One World Online.com, Inc.

         The undersigned hereby irrevocably elects to exercise ___________________________ (______) Warrants, evidenced by the within Warrant
Certificate for, and to purchase thereunder, _____________ _______________ (______) full shares of Common Stock issuable upon exercise of said Warrants and delivery of $_________ and any applicable taxes.

         The undersigned requests that certificates for such shares be issued in the name of:

                                                PLEASE INSERT SOCIAL SECURITY OR
                                                TAX IDENTIFICATION NUMBER

___________________________________ _____________________________________
(Please print name and address)

______________________________________________________________________________

______________________________________________________________________________

         If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

______________________________________________________________________________
                         (Please print name and address)

______________________________________________________________________________

______________________________________________________________________________



Dated: _____________________                         Signature:_________________

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed: ___________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                      FORM OF CASHLESS ELECTION TO PURCHASE

             (To be Executed by the Holder if he Desires to Exercise
                 Warrants Evidenced by the Warrant Certificate)

To One World Online.com, Inc.

         The undersigned hereby irrevocably elects to exercise the right evidenced by the within Warrant Certificate to purchase _____________ _______________ (______) full shares of Common Stock issuable upon exercise of said Warrants pursuant to a Cashless exercise and a cash amount equal to any applicable taxes.

         The undersigned requests that certificates for such shares be issued in the name of:

                                                PLEASE INSERT SOCIAL SECURITY OR
                                                TAX IDENTIFICATION NUMBER

__________________________________        _____________________________________
(Please print name and address)

________________________________________________________________________________

________________________________________________________________________________

         If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

________________________________________________________________________________


Dated: _____________________                     Signature:_____________________

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed: ___________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.